SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: October 29, 1999



                                   AT&T CORP.

 A New York                      Commission File                 I.R.S. Employer
Corporation                        No. 1-1105                     No.13-4924710



            32 Avenue of the Americas, New York, New York 10013-3412


                         Telephone Number (212) 387-5400

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Form 8-K                                                              AT&T Corp.
October 29, 1999


ITEM 5  OTHER EVENTS.

a)       Pro forma financial information

         AT&T is filing pro forma financial information included in Exhibit 99 as follows:

1.       Unaudited pro forma condensed financial introductory paragraphs.
2.       Unaudited pro forma condensed Balance Sheet at June 30, 1999.
3. Unaudited pro forma condensed Income Statement for the period ended June 30, 1999.
4.       Unaudited pro forma  condensed  Income  Statement for the year December
         31, 1998.
5.       Notes to unaudited pro forma condensed financial information.

         AT&T is filing pro forma financial information included in Exhibit 99.1 as follows:

1. Unaudited summary pro forma condensed financial results for the periods ended June 30, 1998 and March 31, 1998.


b)       Exhibits

         Exhibit 99 AT&T Corp. unaudited pro forma condensed financial results at June 30, 1999, for the period ended June 30, 1999, and for the year ended December 31, 1998.
         Exhibit 99.1 AT&T Corp. unaudited summary pro forma condensed financial results for the periods ended June 30, 1998 and March 31, 1998.

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Form 8-K                                                              AT&T Corp.
October 29, 1999



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AT&T CORP.




                                   /s/  N. S. Cyprus
                                   -------------------------
                                   By:  N. S. Cyprus
                                        Vice President and Controller


October 29, 1999